Exhibit 4.1

C0000000230 | M Milestone Pharmaceuticals Inc. Shares Actions Number Numéro * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * INCORPORATED UNDER THE COMPANIES ACT (QUÉBEC) CONSTITUÉE EN VERTU DE LA LOI SUR LES COMPAGNIES (QUÉBEC) 00000000 THIS CERTIFIES THAT **SPECIMEN59935V10700000000Milestone*Pharmaceuticals*Inc.*zero****SPECIMEN59935V10700000000Milestone*Pharmaceuticals*Inc.*zero****S LES PRÉSENTES ATTESTENT QUE PECIMEN59935V10700000000Milestone*Pharmaceuticals*Inc.*zero****SPECIMEN59935V10700000000Milestone*Pharmaceuticals*Inc.*zero****SPEC IMEN59935V10700000000Milestone*Pharmaceuticals*Inc.*zero****SPECIMEN59935V10700000000Milestone*Pharmaceuticals*Inc.*zero****SPECIME N59935V10700000000Milestone*Pharmaceuticals*Inc.*zeroS***P*SPEIMCEN59I9M35V1E0700N000000Milestone*Pharmaceuticals*Inc.*zero****SPECIMEN59 935V10700000000Milestone*Pharmaceuticals*Inc.*zero****SPECIMEN59935V10700000000Milestone*Pharmaceuticals*Inc.*zero****SPECIMEN59935 V10700000000Milestone*Pharmaceuticals*Inc.*zero****SPECIMEN59935V10700000000Milestone*Pharmaceuticals*Inc.*zero****SPECIMEN59935V10 700000000Milestone*Pharmaceuticals*Inc.*zero****SPECIMEN59935V10700000000Milestone*Pharmaceuticals*Inc.*zero****SPECIMEN59935V10700 000000Milestone*Pharmaceuticals*Inc.*zero****SPECIMEN59935V10700000000Milestone*Pharmaceuticals*Inc.*zero****SPECIMEN59935V10700000 000Milestone*Pharmaceuticals*Inc.*zero****SPECIMEN59935V10700000000Milestone*Pharmaceuticals*Inc.*zero****SPECIMEN59935V10700000000 IS THE REGISTERED HOLDER OF **059935V10700000000Milestone*Pharmaceuticals*Inc.*zero****059935V10700000000Milestone*Pharmaceuticals*Inc.*zero****059935V10700000 EST LE PORTEUR INSCRIT DE 000Milestone*Pharmaceuticals*Inc.*zero****059935V10700000000Milestone*Pharmaceuticals*Inc.*zero****059935V10700000000Milestone*Phar maceuticals*Inc.*zero****059935V10700000000Milestone*Pharmaceuticals*Inc.*zero****059935V10700000000Milestone*Pharmaceuticals*Inc.* zero****059935V10700000000Milestone*Pharmaceuticals*Inc.*zero****059935V10700000000Milestone*Pharmaceuticals*Inc.*zero****059935V10 e*Pharmaceuticals*Inc.*zero****059935V10700000000Milest*one*Pha*rma0ceut*ical*s*I*nc.*zero****059935V10700000000Milestone*Pharmaceuticals 700000000Milestone*Pharmaceuticals*Inc.*zero****059935V10700000000Milestone*Pharmaceuticals*Inc.*zero****059935V10700000000Mileston *Inc.*zero****059935V10700000000Milestone*Pharmaceuticals*Inc.*zero****059935V10700000000Milestone*Pharmaceuticals*Inc.*zero****059 935V10700000000Milestone*Pharmaceuticals*Inc.*zero****059935V10700000000Milestone*Pharmaceuticals*Inc.*zero****059935V10700000000Mi lestone*Pharmaceuticals*Inc.*zero****059935V10700000000Milestone*Pharmaceuticals*Inc.*zero****059935V10700000000Milestone*Pharmaceu ticals*Inc.*zero****059935V10700000000Milestone*Pharmaceuticals*Inc.*zero****059935V10700000000Milestone*Pharmaceuticals*Inc.*zero* SEE REVERSE FOR CERTAIN DEFINITIONS VOIR AU VERSO POUR CERTAINES DÉFINITIONS FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF Milestone Pharmaceuticals Inc. ACTIONS ORDINAIRES SANS VALEUR NOMINALE ENTIÈREMENT LIBÉRÉES DU CAPITAL-ACTIONS DE Milestone Pharmaceuticals Inc. transferable on the books of the Company only upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company. IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers. transférables dans les registres de la Société seulement sur remise de ce certificat endossé en bonne et due forme. Ce certificat n'est valide que s'il a été contresigné par l'agent de transfert et agent comptable des registres de la Société. EN FOI DE QUOI la Société a fait signer le présent certificat en son nom au moyen des fac-similés de signature de ses dirigeants dûment autorisés. Dated: Le : COUNTERSIGNED AND REGISTERED COUNTERSIGNED AND REGISTERED President Président CONTRESIGNÉ ET IMMATRICULÉ CONTRESIGNÉ ET IMMATRICULÉ COMPUTERSHARE INVESTOR SERVICES INC. SERVICES AUX INVESTISSEURS COMPUTERSHARE INC. (MONTREAL) (TORONTO) COMPUTERSHARE TRUST COMPANY, N.A. (CANTON, MA, JERSEY CITY, NJ AND LOUISVILLE, KY) TRANSFER AGENT AND REGISTRAR AGENT DE TRANSFERT ET AGENT COMPTABLE DES REGISTRES OR OU TRANSFER AGENT AND REGISTRAR AGENT DE TRANSFERT ET AGENT COMPTABLE DES REGISTRES By / Par By / Par Corporate Secretary Secrétaire générale Authorized Officer - Représentant Autorisé Authorized Officer - Représentant autorisé The shares represented by this certificate are transferable at the offices of Computershare Investor Services Inc. in Montreal, QC and Toronto, ON or at the offices of Computershare Trust Company, N.A. in Canton, MA, Jersey City, NJ and Louisville, KY. Les actions représentées par ce certificat peuvent être transférées aux bureaux de Services aux Investisseurs Computershare inc. à Montréal, QC et Toronto, ON ou aux bureaux de Computershare Trust Company, N.A. à Canton, MA, Jersey City, NJ et Louisville, KY. CSAE_WIP_UMPQ_C01.mtl.pulls/000001/000001/i CUSIP 59935V107 ISIN CA59935V1076

The follo••..ing abbreviations shall be consln•ed as though the words set forth below opposite each abbreviation were written out in run >!!here such abbre·;iation appears: Les abrCviations suivantes doivent Ctrc interprCtCes comme si les expressions correspondantcs Ctaient Ccraes en toutes lettres: TEN COM TEN ENT JT TEN - a titre de pmprictoires en commun TEN C0fv1 TEN ENT JT TEN - as tenants in common - as tenants by the entireties - as joint tenants \•Jilh rights of survivorship and not as tenants in common - (Name) as Custodian for (Name) under the (Stale) Unifonn Gifts to Minors Act - a titre de tenants unitaires - a titre de coproprietaires avec gain de sur;ie et non a tHre de proprietaires en commun (Name) GUST (Name) UNIF GIFT MIN ACT(State) (Nom) CUST (Nom) UNIF - (Nom) 3 titre dedcposilaire pour (Nom) en vem1 de Ia Unifonn Gifts to GIFT MIN ACT (Eta!) Minors Act de (Eiat) Additional abbreviations may also be used though not in the above list. Des abrCviations aLdrcs que celles qui sont donnCes c dessus peuvent aussi Clre utilisCes. Pour valeur rec;:ue, le soussigne vend, cede ettransfere par les presentes a For value received the undersigned hereby seUs, assigns and transfers unto lnserer le nom et l'adresse du cessionnaire Insert name and address of transferee shares represented by this certificate and does hereby irrevocably constitute and appoint actions representees par le present certificat et nomme irrevocablement the attorney of the undersigned to transfer the said shares on the books of the Company with fu(( power of substitution in the premises. LE: DATED _ le fonde de pouvoir du soussigne charge d'inscrire le transfer!desdites actions aux registres de Ia Societe, avec plein pouvoir de substitution a eelegard. Signature of Shareholder I Signature de l'actionnaire Signature of Guarantor I Signature du garant Signature Guarantee:The signature on lhis assignment must correspond wilh the name as >Nritten upon Garantie de $ignature:La signature apposee aux fins de cetre cession doit conrespondre exacte1nent the face of the certificate(s}, in every particular, without alteration or enlargement. or any change whatsoever and must be guaranteed by a major Canadian Schedule Ichartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP}. The Guarantor must affix a stamp bearing the actualwords 'Signature Guaranteed'. In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program' only. Signature guarantees are not accepred from Treasury Branches. Credit Unions or Caisses populaires unless they are members of the Stamp I'.Jiedallion Program. au nom quiest inscrit au recto du certificat, sans aucun change1nent, et doit etre garantie par une banque a charte canadienne de I'Annexe 1 ou un membre d'un programme de garanlie de signature I'.Jiedallion acceptable (STAMP. SEMP. MSP}. Le garant doit apposer un timbre portant Ia mention « Signature garantie > ou «Signature Guaranteed >. Aux Etats-Unis, seuls les membres d'un « Medallion Signature Guarantee Program > peuvent garantir une signature. Les garantiesde signature ne peuvent pasetre faites pardescaissesd'epargne (• Treasury Branches •}.des caisses de credit (• Credit Unions >) ou des Caisses populaires, a mains qu'elles ne scient membres du programme de garantie de signature lvledallion STAMP. SECURITY INSTRUCTIONS-INSTRUCTIONS DE SECURITE 1111S IS WA1CRMAI1KCD PAPLA, DO NOlACCCPlWITIIOUT NOTINO Will CRMARK·I IOLI) TO liGHT TO VERIFY W/\TFRMIIRK. PAPILH f lliGHANI. NE PIIS ACCFPTFR SANS VFRIFIF.A IA PRFSFNCE DU FILIGRANE. POUICE FAIRE.PLACER A LA LUMIERE. BI_COMP_QUE_V2_03